UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2005


                               MARGO CARIBE, INC.
             (Exact name of registrant as specified in this charter)



              PUERTO RICO                                   0-15336
    (State or other jurisdiction of                (Commission File No.)
           incorporation)


                                   66-0550881
                        (IRS Employer Identification No.)



            ROAD 690, KILOMETER 5.8
            VEGA ALTA, PUERTO RICO                         00692
    (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (787) 883-2570


          (Former Name or Former Address, if changed since last report)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into A Material Definitive Agreement.

     On January 11, 2005, Michael J. Spector and Margaret D. Spector made a $500,000 loan to Margo to be used for it's general working capital. The note evidencing the loan bears interest, payable monthly, at Citibank, N.A.'s prime rate. Margo did not pay any commitment fee or commission in connection with the loan. Margo's Board of Directors believes that the terms and conditions of the loan are at least as favorable to Margo as those that could have been obtained from an unaffiliated third party.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARGO CARIBE, INC.

                                         By: /s/ Juan B. Medina
                                            ------------------------------------
                                         Name:   Juan B. Medina
                                         Title:  Senior Vice President
                                                 and Chief Financial Officer

Date: January 20, 2005